UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2010

Finlay Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25716	13-3492802
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1350 Avenue of the Americas, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 661-7803

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03.  Bankruptcy or Receivership

Commencing on August 5, 2009, Finlay Enterprises, Inc. (the “Registrant”), and certain of its subsidiaries, including Finlay Fine Jewelry Corporation (together with the Registrant, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re Finlay Enterprises Inc., Case No. 09-14873 (JMP)).  On June 29, 2010, the Bankruptcy Court entered an order (the “Confirmation Order”) confirming the Debtors’ Modified Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, dated May 18, 2010 (the “Plan”).  The Plan became effective and substantially consummated on August 2, 2010 (the “Effective Date”).  A copy of the Plan, as confirmed by the Bankruptcy Court, is attached hereto as Exhibit 2.1, and is incorporated herein by reference.

Summary of the Plan

The following is a summary of the material terms of the Plan, as confirmed by the Bankruptcy Court.  This summary is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 2.1.  Capitalized terms used but not defined herein shall have the meanings set forth in the Plan.

The Plan is a liquidating plan.  The Plan provides, among other things, for the liquidation of the Debtors’ remaining assets by a Plan Administrator, satisfaction, in cash, of all Administrative Expense Claims, satisfaction, in cash, of all Secured Claims, and cash distributions to the Debtors’ Third Lien and General Unsecured Creditors.  All existing Equity Interests in the Debtors were terminated on the Effective Date and holders of Equity Interests will receive no distribution under the Plan.

On the Effective Date of the Plan, all of the Debtors’ remaining assets vested in the Post Effective Date Debtors, and such assets will be liquidated by the Plan Administrator for the benefit of the holders of Allowed Third Lien Claims.  The Post Effective Date Debtors will be dissolved after the liquidation is completed.  In addition, Harbinger Capital Partners Master Fund I, Ltd. and Harbinger Capital Partners Special Situations Fund, L.P., as significant pre-petition holders of Third Lien Note Claims, have paid $7 million for the benefit of General Unsecured Creditors, in exchange for a full release of all claims against them.

All Equity Interests that were issued by the Registrant were cancelled on the Effective Date and one (1) new share of Registrant common stock was issued to the Plan Administrator who shall hold such share for the benefit of the holders of the former Equity Interests consistent with their former entitlements.  All common stock of the other Debtors outstanding after the Effective Date will be cancelled on the date such Debtors are dissolved.

Information regarding the assets and liabilities of the Registrant is included in the Monthly Operating Report for the fiscal month ended July 3, 2010, which is attached as Exhibit 99.1 to the Registrant’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 30, 2010 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number	Description

2.1	Debtors’ Modified Plan of Liquidation Under Chapter 11 of the Bankruptcy Code, as confirmed by the Bankruptcy Court on June 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINLAY ENTERPRISES, INC.

Date: August 23, 2010	By:	/s/ Bruce E. Zurlnick
Bruce E. Zurlnick
Financial Consultant